EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Central Jersey Bancorp (the "Company") on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, James S. Vaccaro, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. ss.78m or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2008                         /s/ James S. Vaccaro
                                           -------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer